UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2019

L3HARRIS TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-3863	34-0276860
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1025 West NASA Blvd., Melbourne, Florida	32919
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 727-9100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed in the Current Report on Form 8-K filed by L3Harris Technologies, Inc., a Delaware corporation (“L3Harris”), with the Securities and Exchange Commission on July 1, 2019, on June 29, 2019, upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger (as amended) by and among Harris Corporation, a Delaware corporation (“Harris”), L3 Technologies, Inc., a Delaware corporation (“L3”), and Leopard Merger Sub Inc., a Delaware corporation and direct wholly owned subsidiary of Harris (“Merger Sub”), and in accordance with the applicable provisions of the Delaware General Corporation Law, Merger Sub merged with and into L3 (the “Merger”).  At the effective time of the Merger (the “Effective Time”), the separate corporate existence of Merger Sub ceased, and L3 continued its existence under Delaware law as the surviving corporation in the Merger and a direct wholly-owned subsidiary of Harris, which was renamed “L3Harris Technologies, Inc.” upon the consummation of the Merger.

In connection with the consummation of the Merger on June 29, 2019, L3Harris’ restated certificate of incorporation, as previously amended, was further amended as approved at the special meeting of Harris stockholders held on April 4, 2019 and also to reflect the change of the name of the combined company to “L3Harris Technologies, Inc.” as of the Effective Time (as so amended, the “Restated Certificate of Incorporation”), and L3Harris’ bylaws were amended and restated in their entirety (the “Amended and Restated Bylaws”) and L3Harris prepared a specimen form stock certificate for the common stock of L3Harris (the “Specimen Stock Certificate”).

Pursuant to the Amended and Restated Bylaws, unless and until the Board of Directors shall otherwise determine, (i) up to and including June 28, 2019, the fiscal year of L3Harris shall end on the Friday nearest June 30 and (ii) commencing June 29, 2019, the fiscal year of L3Harris shall end on the Friday nearest December 31, and the period commencing on June 29, 2019 shall be a fiscal transition period ending on January 3, 2020.

Copies of the Restated Certificate of Incorporation, the Amended and Restated Bylaws, and the Specimen Stock Certificate are filed as Exhibits 3.1, 3.2 and 4, respectively, to this Current Report on Form 8-K, and are incorporated by reference into this Item 5.03.

Item 9.01. Financial Statements and Exhibits.

3.1	Restated Certificate of Incorporation of L3Harris Technologies, Inc. (1995), as amended.
3.2	Amended and Restated Bylaws of L3Harris Technologies, Inc., dated June 29, 2019.
4	Specimen Stock Certificate of L3Harris Technologies, Inc. common stock.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2019	L3HARRIS TECHNOLOGIES, INC.
(Registrant)

	By:	/s/ Scott T. Mikuen
	Name:	Scott T. Mikuen
	Title:	Senior Vice President, General Counsel and Secretary

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